Inventories	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
Inventories
Inventories

		$ million
	2017	2016
Crude oil	5,692	5,531
Natural gas	119	155
Refined petroleum and petrochemical products	10,694	9,198
	16,505	14,884
Supplies	2,211	2,388
	18,716	17,272
Trading inventories	295	383
	19,011	17,655
Cost of inventories expensed in the income statement	179,716	132,219

The inventory valuation at 31 December 2017 is stated net of a provision of $474 million (2016 $501 million) to write down inventories (principally supplies) to their net realizable value. The net credit to the income statement in the year in respect of inventory net realizable value provisions was $27 million (2016 $769 million credit).
Trading inventories are valued using quoted benchmark prices adjusted as appropriate for location and quality differentials. They are predominantly categorized within level 2 of the fair value hierarchy.